                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                         James R. Boris
                        -------------------------------------------
                                         James R. Boris
                                     Director, Chairman and
                                     Chief Executive Officer

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                         Daniel D. Williams
                               -----------------------------------------
                                         Daniel D. Williams
                               Director, Senior Executive Vice President,
                                 Chief Financial Officer and Treasurer

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                              Frank V. Geremia
                                --------------------------------------------
                                              Frank V. Geremia
                                Director and Senior Executive Vice President

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                          Stephen G. McConahey
                                ---------------------------------------
                                          Stephen G. McConahey
                                     Director, President and Chief
                                           Operating Officer

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                              Stanley R. Fallis
                               ---------------------------------------------
                                              Stanley R. Fallis
                               Director, Senior Executive Vice President and
                                        Chief Administrative Officer

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                              David M. Greene
                                -----------------------------------------
                                              David M. Greene
                                Director, Senior Executive Vice President
                                     and Director of Client Services

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                              Thomas R. Reedy
                                 -----------------------------------------
                                              Thomas R. Reedy
                                 Director, Senior Executive Vice President
                                      and Director of Capital Markets

                            EVEREN SECURITIES, INC.

                               POWER OF ATTORNEY

     The undersigned director hereby appoints James R. Boris, Daniel D. Williams, Frank V. Geremia, Stephen G. McConahey, Stanley R. Fallis, David M. Greene, Thomas R. Reedy, Janet L. Reali, Robert K. Burke, Michael J. Thoms and Mark J. Kneedy, and each of them, any of whom may act without the joinder of the others, as his/her attorney-in-fact to sign and file on his/her behalf individually and in the capacity stated below such Registration Statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority for the purpose of registering units for the public offering of units of beneficial interest in unit investment trusts sponsored by EVEREN Securities, Inc. and any affiliates or successors thereof whether or not in existence at the date hereof.


     In Witness Whereof, the undersigned director of EVEREN Securities, Inc. has hereunto set his/her hand this 7th day of November, 1995.

                                                Janet L. Reali
                                  -------------------------------------------
                                                Janet L. Reali
                                      Director, Executive Vice President,
                                   Corporate Counsel and Corporate Secretary